                                                                   EXHIBIT 28.1

CAPSTEAD MORTGAGE CORPORATION
COLLATERAL SUMMARY AND REMITTANCE REPORT
FOR MONTH ENDING: 25-JUL-00
MASTER SERVICING DIVISION


DEAL REFERENCE                                         93-2A              93-2C              93-2D            93-2E.A
                                                 ----------------   ----------------   ----------------   ----------------
BEGINNING SECURITY BALANCE                       $  21,586,174.53   $  63,150,151.01   $  39,663,712.72   $  25,980,778.94
  Loans Repurchased                                          --                 --                 --                 --
  Scheduled Principal Distribution                      36,051.62         102,276.83         364,880.03         222,402.71
  Additional Principal Distribution                      6,869.95          67,897.45          36,208.99           9,205.93
  Liquidations Distribution                            708,704.27         428,443.31               --           157,573.55
  Accelerated Prepayments                                    --                 --                 --                 --
  Adjustments (Cash)                                         --                 --                 --                 --
  Adjustments (Non-Cash)                                     --                 --                 --                 --
  Losses/Foreclosures                                        --                 --                 --                 --
  Special Hazard Account                                     --                 --                 --                 --
                                                 ----------------   ----------------   ----------------   ----------------
                Ending Security Balance          $  20,834,548.69   $  62,551,533.42   $  39,262,623.70   $  25,591,596.75
                                                 ================   ================   ================   ================
INTEREST DISTRIBUTION:
Due Certificate Holders                          $     133,306.07   $     385,008.75   $     223,584.07   $     143,734.80
Compensating Interest                                    1,530.04             879.69               --                41.18

  Trustee Fee (Tx. Com. Bk.)                               242.84             789.38             495.80             281.46
  Pool Insurance Premium (PMI Mtg. Ins.)                     --                 --                 --             5,715.77
  Pool Insurance (GE Mort. Ins.)                         5,223.85               --             6,385.86               --
  Pool Insurance (United Guaranty Ins.)                      --                 --                 --                 --
  Backup for Pool Insurance (Fin. Sec. Assur.)               --                 --                 --                 --
  Special Hazard Insurance (Comm. and Ind.)              1,025.34               --                 --                 --
  Bond Manager Fee (Capstead)                              341.78             789.38             578.43             324.76
  Excess Compensating Interest (Capstead)                    --                 --                 --                 --
  Administrative Fee (Capstead)                            584.62           2,631.35           1,239.44             920.13
  Administrative Fee (Other)                                 --                 --                 --                 --
  Excess-Fees                                                --                 --                 --                 --
  Special Hazard Insurance (Aetna Casualty)                  --                 --                 --                 --
  Other                                                      --                 --                 --                 --
                                                 ----------------   ----------------   ----------------   ----------------
                Total Fees                               7,418.43           4,210.11           8,699.53           7,242.12
                                                 ----------------   ----------------   ----------------   ----------------
 Servicing Fee                                           6,379.31          16,412.67          10,920.38           7,288.55
 Interest on Accelerated Prepayments                         --                 --                 --                 --
                                                 ----------------   ----------------   ----------------   ----------------
                Total Interest Distribution      $     148,633.85   $     406,511.22   $     243,203.98   $     158,306.65
                                                 ================   ================   ================   ================
LOAN COUNT                                                     83                245                205                131
WEIGHTED AVERAGE PASS-THROUGH RATE                    7.495692753        7.332779425        6.764391571         6.64072376

CAPSTEAD MORTGAGE CORPORATION
COLLATERAL SUMMARY AND REMITTANCE REPORT
FOR MONTH ENDING: 25-JUL-00
MASTER SERVICING DIVISION



DEAL REFERENCE                                        93-2E.B              93-2G              93-2I            93-2I.1
                                                 ----------------   ----------------   ----------------   ----------------
BEGINNING SECURITY BALANCE                       $  70,976,743.95   $ 102,597,882.20   $  12,049,917.68   $   9,915,183.90
  Loans Repurchased                                          --                 --                 --                 --
  Scheduled Principal Distribution                     105,643.51         161,591.50          13,874.09          11,320.01
  Additional Principal Distribution                     24,700.32          44,595.41             986.45             433.62
  Liquidations Distribution                            388,083.40         328,313.57         564,281.69         271,351.56
  Accelerated Prepayments                                    --                 --                 --                 --
  Adjustments (Cash)                                         --                 --                 7.56               --
  Adjustments (Non-Cash)                                     --                 --                 --                 --
  Losses/Foreclosures                                        --           128,746.39               --                 --
  Special Hazard Account                                     --                 --                 --                 --
                                                 ----------------   ----------------   ----------------   ----------------
                Ending Security Balance          $  70,458,316.72   $ 101,934,635.33   $  11,470,767.89   $   9,632,078.71
                                                 ================   ================   ================   ================
INTEREST DISTRIBUTION:
Due Certificate Holders                          $     417,299.54   $     609,494.00   $      82,203.94   $      67,380.26
Compensating Interest                                    2,248.86           1,680.11               --                 --

  Trustee Fee (Tx. Com. Bk.)                               768.91           1,154.23             150.62             123.94
  Pool Insurance Premium (PMI Mtg. Ins.)                15,614.88               --                 --                 --
  Pool Insurance (GE Mort. Ins.)                             --                 --             2,572.65           2,915.07
  Pool Insurance (United Guaranty Ins.)                      --                 --                 --                 --
  Backup for Pool Insurance (Fin. Sec. Assur.)               --                 --               853.58               --
  Special Hazard Insurance (Comm. and Ind.)                  --                 --                 --                 --
  Bond Manager Fee (Capstead)                              887.21           1,282.47             640.88               --
  Excess Compensating Interest (Capstead)                    --                 --             1,722.79             643.57
  Administrative Fee (Capstead)                          2,513.84           4,275.01              36.66             413.08
  Administrative Fee (Other)                                 --                 --                 --                 --
  Excess-Fees                                                --                 --                 --                 --
  Special Hazard Insurance (Aetna Casualty)                  --                 --               360.50             256.97
  Other                                                      --                 --                 --                 --
                                                 ----------------   ----------------   ----------------   ----------------
                Total Fees                              19,784.84           6,711.71           6,337.68           4,352.63
                                                 ----------------   ----------------   ----------------   ----------------
 Servicing Fee                                          18,530.25          25,556.09           3,765.63           3,098.51
 Interest on Accelerated Prepayments                         --                 --                 --                 --
                                                 ----------------   ----------------   ----------------   ----------------
                Total Interest Distribution      $     457,863.49   $     643,441.91   $      92,307.25   $      74,831.40
                                                 ================   ================   ================   ================
LOAN COUNT                                                    250                386                 49                 40
WEIGHTED AVERAGE PASS-THROUGH RATE                    7.093282278        7.148382757           8.421728        8.154797008

CAPSTEAD MORTGAGE CORPORATION
COLLATERAL SUMMARY AND REMITTANCE REPORT
FOR MONTH ENDING: 25-JUL-00
MASTER SERVICING DIVISION



DEAL REFERENCE                                         93-2I.2             1995-A             1996-A             1996-B
                                                 ----------------   ----------------   ----------------   ----------------
BEGINNING SECURITY BALANCE                       $  16,487,439.49   $  27,964,313.57   $  21,473,131.32   $  42,211,911.18
  Loans Repurchased                                          --                 --                 --                 --
  Scheduled Principal Distribution                      18,656.57          30,283.53          28,225.78          51,822.64
  Additional Principal Distribution                      2,203.14           4,201.43           4,726.53          18,261.37
  Liquidations Distribution                                  --         1,217,105.79         562,462.42       1,328,680.17
  Accelerated Prepayments                                    --                 --                 --                 --
  Adjustments (Cash)                                         --                 --                 --                 --
  Adjustments (Non-Cash)                                     --                 --                 --                 --
  Losses/Foreclosures                                        --                 --                 --                 --
  Special Hazard Account                                     --                 --                 --                 --
                                                 ----------------   ----------------   ----------------   ----------------
                Ending Security Balance          $  16,466,579.78   $  26,712,722.82   $  20,877,716.59   $  40,813,147.00
                                                 ================   ================   ================   ================
INTEREST DISTRIBUTION:
Due Certificate Holders                          $     112,464.66   $     183,738.29   $     131,358.59   $     265,082.80
Compensating Interest                                        --                 --                 --                 --

  Trustee Fee (Tx. Com. Bk.)                               206.09             233.04             268.41             527.65
  Pool Insurance Premium (PMI Mtg. Ins.)                 4,758.00               --                 --            11,407.77
  Pool Insurance (GE Mort. Ins.)                             --            10,486.62           6,184.27               --
  Pool Insurance (United Guaranty Ins.)                      --                 --                 --                 --
  Backup for Pool Insurance (Fin. Sec. Assur.)             846.32               --                 --             1,112.00
  Special Hazard Insurance (Comm. and Ind.)                  --                 --                 --                 --
  Bond Manager Fee (Capstead)                                --                 --                 --                 --
  Excess Compensating Interest (Capstead)                    --             2,890.14           1,818.40           2,824.50
  Administrative Fee (Capstead)                            686.95             716.92             894.67           1,758.90
  Administrative Fee (Other)                                 --                 --                 --                 --
  Excess-Fees                                                --                 --                 --                 --
  Special Hazard Insurance (Aetna Casualty)                493.25             640.85             492.09           1,220.63
  Other                                                      --                 --                 --                 --
                                                 ----------------   ----------------   ----------------   ----------------
                Total Fees                               6,990.61          14,967.57           9,657.84          18,851.45
                                                 ----------------   ----------------   ----------------   ----------------
 Servicing Fee                                           5,152.32           8,738.86           5,907.68          12,574.67
 Interest on Accelerated Prepayments                         --                 --                 --                 --
                                                 ----------------   ----------------   ----------------   ----------------
                Total Interest Distribution      $     124,607.59   $     207,444.72   $     146,924.11   $     296,508.92
                                                 ================   ================   ================   ================
LOAN COUNT                                                     69                133                 81                154
WEIGHTED AVERAGE PASS-THROUGH RATE                    8.185479139        7.884547119        7.340816095        7.535772513

CAPSTEAD MORTGAGE CORPORATION
COLLATERAL SUMMARY AND REMITTANCE REPORT
FOR MONTH ENDING: 25-JUL-00
MASTER SERVICING DIVISION


DEAL REFERENCE                                        1996-C.1            1996-C.2            1996-C.3
                                                 -----------------   -----------------   -----------------
BEGINNING SECURITY BALANCE                       $    6,060,858.71   $   13,512,358.54   $   13,818,313.33
  Loans Repurchased                                           --                  --                  --
  Scheduled Principal Distribution                        6,148.45           15,379.02           13,475.04
  Additional Principal Distribution                         992.59           18,390.01            3,092.57
  Liquidations Distribution                                   --            616,475.78        1,147,666.51
  Accelerated Prepayments                                     --                  --                  --
  Adjustments (Cash)                                          --                  --                  --
  Adjustments (Non-Cash)                                      --                  --                  --
  Losses/Foreclosures                                         --                  --                  --
  Special Hazard Account                                      --                  --                  --
                                                 -----------------   -----------------   -----------------
                Ending Security Balance          $    6,053,717.67   $   12,862,113.73   $   12,654,079.21
                                                 =================   =================   =================
INTEREST DISTRIBUTION:
Due Certificate Holders                          $       41,779.63   $       90,194.48   $       88,876.09
Compensating Interest                                         --                  --                  --

  Trustee Fee (Tx. Com. Bk.)                                 75.77              112.60              115.15
  Pool Insurance Premium (PMI Mtg. Ins.)                      --                  --                  --
  Pool Insurance (GE Mort. Ins.)                          1,745.52                --                  --
  Pool Insurance (United Guaranty Ins.)                       --                  --              5,147.32
  Backup for Pool Insurance (Fin. Sec. Assur.)                --                  --                  --
  Special Hazard Insurance (Comm. and Ind.)                   --                  --                  --
  Bond Manager Fee (Capstead)                                 --                  --              2,757.54
  Excess Compensating Interest (Capstead)                     --              2,518.94            3,333.43
  Administrative Fee (Capstead)                             303.02              281.52              568.51
  Administrative Fee (Other)                                  --                  --                  --
  Excess-Fees                                                 --                  --                  --
  Special Hazard Insurance (Aetna Casualty)                 138.89                --                399.58
  Other                                                       --                  --                  --
                                                 -----------------   -----------------   -----------------
                Total Fees                                2,263.20            2,913.06           12,321.53
                                                 -----------------   -----------------   -----------------
 Servicing Fee                                            1,894.04            3,091.90            4,318.24
 Interest on Accelerated Prepayments                          --                  --                  --
                                                 -----------------   -----------------   -----------------
                Total Interest Distribution      $       45,936.87   $       96,199.44   $      105,515.86
                                                 =================   =================   =================
LOAN COUNT                                                      29                  67                  63
WEIGHTED AVERAGE PASS-THROUGH RATE                     8.272021903         8.009954419            7.957582